                               POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Laurence Weilheimer as the undersigned's true and lawful attorney-in-fact to:

1) execute for and on behalf of the undersigned,  in the undersigned's  capacity as a director  of Tasty  Baking  Company  (the  "Company"),  Forms 3, 4 and 5 in
accordance  with Section  16(a) of the  Securities  Exchange Act of 1934 and the
rules thereunder, and any other forms or reports the undersigned may be required to  file  in  connection  with  the  undersigned's  ownership,  acquisition,  or disposition of securities of the Company;

2) do and  perform any and all acts for and on behalf of the  undersigned  which may be  necessary  or desirable to complete and execute any such Form 3, 4 or 5, or other form or report,  and  timely  file such form or report  with the United
States  Securities  and Exchange  Commission  and any stock  exchange or similar authority; and

3) take any other action of any type whatsoever in connection with the foregoing which,  in the  opinion of such  attorney-in-fact,  may be of benefit to, in the best interest of or legally  required by the  undersigned,  it being  understood
that  the  documents  executed  by  such   attorney-in-fact  on  behalf  of  the
undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such  attorney-in-fact full power and authority to do and perform all and every act and thing  whatsoever  requisite,  necessary and proper to be done in the  exercise  of any of the  rights and powers  herein granted,  as fully to all intents and  purposes as the  undersigned  could do if personally  present,  with full  power of  substitution  or  revocation,  hereby
ratifying   and   confirming   all   that   such   attorney-in-fact,   or   such
attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act.

This  Power of  Attorney  shall  remain  in full  force  and  effect  until  the undersigned  is no longer  required to file Forms 3, 4 or 5 with  respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorney-in-fact.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed as of this 16 day of August, 2007.

By:  /s/ Mark G. Conish
   Mark G. Conish